103 P1 03/19

Supplement Dated MARCH 15, 2019

To the prospectus dated JANUARY 1, 2019 of

TEMPLETON GLOBAL SMALLER COMPANIES FUND

The prospectus is amended as follows:

I. The first paragraph under the “Fund Summary” – “Principal Investment Strategies” section on page 4, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of smaller companies located anywhere in the world.  The Fund defines smaller companies as those with market capitalizations not exceeding the highest market capitalization in the Fund’s benchmark, the MSCI All Country World (ACWI) Small Cap Index, at time of purchase. As of November 30, 2018 (the date of the last reconstitution of the benchmark), the largest company in the MSCI ACWI Small Cap Index had a float-adjusted market capitalization of $12.5 billion.

Effective May 14, 2019, the prior paragraph will be revised to read as follows: Under normal market conditions, the Fund invests at least 80% of its net assets in securities of smaller companies located anywhere in the world. The Fund defines smaller companies as those with market capitalizations not exceeding the lesser of (1) the highest float-adjusted market capitalization in the Fund’s benchmark, or (2) $10 billion, at the time of purchase.   As of November 30, 2018 (the date of the last reconstitution of the benchmark), the largest company in the MSCI All Country World Small Cap Index had a float-adjusted market capitalization of $12.5 billion.

II. Effective May 14, 2019 the first paragraph under the “Fund Details”- “Principal Investment Policies and Practices” section, on page 10, is replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of smaller companies located anywhere in the world. Net assets for purposes of this 80% policy include the amount of any borrowings for investment purposes. Shareholders will be given 60 days advance notice of any change to the 80% policy regarding investment in smaller companies. Smaller companies are companies with market capitalizations not exceeding the lesser of (1) the highest float-adjusted market capitalization in the Fund’s benchmark, or (2) $10 billion, at the time of purchase.  As of November 30, 2018 (the date of the last reconstitution of the benchmark), the largest company in the MSCI All Country World Small Cap Index had a float-adjusted market capitalization of $12.5 billion.

Please keep this supplement with your prospectus for future reference.